PRISM SOFTWARE CORPORATION
                       2000 NONSTATUTORY STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT


This Agreement is made as of the _______ day of __________, 2000, by and between Prism Software Corporation, a Delaware corporation (the "Company"), and ___________ (the "Optionee").

                                R E C I T A L S:
                                - - - - - - - -

         A. The Board of Directors of the Company has adopted the Prism Software Corporation 2000 Nonstatutory Stock Option Plan (the "Plan"); and

         B. The Plan is to be administered by the Company's Board of Directors or a duly appointed committee of such Board (such committee, or the Board acting in such capacity, being referred to herein as the "Stock Option Committee"); and

         C. The Stock Option Committee, at a meeting duly held, determined that Optionee should be granted an option under the Plan for the purchase of that number of shares of the Company's Common Stock specified in Section 1 hereof at the price specified in Section 2 hereof, subject to the terms and conditions set forth in the Plan and in this Agreement;

         NOW, THEREFORE, IT IS AGREED:

SECTION 1.        GRANT OF OPTION.
                  ---------------

                  The Company hereby grants to Optionee the right and option to purchase all or any part of an aggregate of ____________ shares of the Company's capital stock, as presently constituted, subject to the terms and conditions of the Plan and as hereinafter set forth.

                  A copy of the Plan has been delivered to Optionee, receipt of which is hereby acknowledged. Except as otherwise expressly provided herein, all of the terms, provisions and conditions of the Plan are hereby made a part hereof for all purposes. To the extent that any provisions of this Agreement are inconsistent with those set forth in the Plan, the provisions of the Plan shall be deemed to be controlling.

SECTION 2.        OPTION PRICE.
                  ------------

                  The option price shall be $_________ per share, being at least eighty-five percent (85%) of the fair market value per share as of the date of this Agreement as determined in the sole discretion of the Stock Option Committee.

SECTION 3.        WHEN OPTION MAY BE EXERCISED.
                  ----------------------------

                  This option shall become exercisable on the dates indicated in the following table as to the number of shares set forth opposite said respective dates less the number of shares previously purchased under this option:

                                             Number
                    Date                    of Shares
                    ----                    ---------


                                            ----------------------------

                                            ----------------------------

                                            ----------------------------

                                            ----------------------------

and such option shall remain exercisable as to all of such shares until and including the tenth anniversary of the date of grant, subject however to the provisions of Sections 5 and 6 hereof. Shares as to which such option becomes exercisable pursuant to the foregoing provision may be purchased at any time thereafter prior to the expiration or termination of the option.

SECTION 4.        OPTION PERSONAL TO OPTIONEE.
                  ---------------------------

                  This option may be exercised during the life of Optionee only by him and may not be assigned, transferred, pledged, hypothecated, sold or otherwise disposed of in whole or in part, either voluntarily or involuntarily. Any attempted assignment, transfer, pledge, hypothecation, sale or other disposition will be void and of no effect, and if voluntarily entered into by Optionee, shall terminate the option. In the event of Optionee's death prior to the full exercise of this option, it may be transferred under his will to, and exercised by, Optionee's personal representative or other such transferee or by operation of the laws of descent and distribution in accordance with Section 6.

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

SECTION 5.        TERMINATION OF EMPLOYMENT.
                  -------------------------

                  No part of this option may be exercised more than ninety days after the termination of Optionee's employment with the Company except in the case of his death or disability (as defined in Section 105(d) (4) of the Code) during said ninety day period. This option shall in no way confer upon Optionee any rights to remain in the employ of the Company. Except as otherwise provided in this Section 5, the maximum number of shares as to which this option may be exercised during the aforesaid ninety day period following termination of employment shall be the remaining number of shares which Optionee could have purchased, pursuant to Section 3 hereof, on the date of termination of his employment.

SECTION 6.        DEATH OR DISABILITY OF OPTIONEE.
                  -------------------------------

                  If Optionee should die or become disabled within the meaning of Section 105(d)(4) of the Code, while employed by the Company or within any ninety day period after termination of his employment during which he is entitled to exercise the option pursuant to Section 5 hereof, this option, to the extent not previously exercised and in an amount not exceeding the number of shares Optionee could have purchased hereunder on the date of termination of employment, may be exercised by the Optionee, or if the Optionee has died by his personal representative, heir or legatee, in whole or in part, within twelve months after the Optionee ceases to be an employee of the Company (but not later than the final date set forth in Section 3 hereof).

SECTION 7.        LEAVE OF ABSENCE.
                  ----------------

                  Military or sick leave shall not be considered a termination of employment for any purpose under this Agreement unless such period exceeds 90 days and the Optionee's right to reemployment is not guaranteed either by statute or by contract, in which case the employment relationship shall be deemed to have terminated on the 91st day of such leave.

SECTION 8.        PARENTS, SUBSIDIARIES AND SUCCESSORS OF THE COMPANY.
                  ---------------------------------------------------

                  All references herein to the Company shall be deemed to include any parent or subsidiary of the Company (as defined in Section 425 of the Code), unless the context shall otherwise require or indicate.

SECTION 9.        EXERCISE OF OPTION.
                  ------------------

                  This option or any portion thereof shall be exercised by written notice delivered to the Company at its then principal offices, setting forth the number of shares with respect to which the option is being exercised, accompanied by the full amount of the purchase price, in the form of a certified or cashier's check, or cash, or stock of the Company with a fair market value equal to the exercise price per share of the option multiplied by the number of shares being purchased, or cancellation of indebtedness of the Company to the Optionee equal to the Exercise Price. Upon receipt of notice and payment as aforesaid, the Company shall promptly make arrangement for the issuance to Optionee of the number of shares as to which this option was exercised; provided, however, that if any law or any regulation of any regulatory agency or other body having jurisdiction shall require any action to be taken in connection with the shares specified in said notice, then the delivery date of such shares shall be extended for a period reasonably necessary to permit the Company to take such action. The Company shall not be obligated to issue shares pursuant to the option if counsel for the Company determines that such issuance would or would likely be in violation of any applicable securities laws. The Company reserves the right to require that the Optionee, prior to receipt of the shares, represent and warrant in writing, in form and substance satisfactory to the Company, that the shares purchased are being acquired without any view to the distribution thereof and agree in writing to the imposition of legends on the stock certificates setting forth any restrictions upon disposition under applicable securities laws.

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

SECTION 10.       FRACTIONAL SHARES.
                  -----------------

                  Notwithstanding any other provisions herein to the contrary, the Optionee shall in no event be entitled to exercise his option for any fractional shares and any such fractional interests shall be disregarded.

SECTION 11.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION.
                  -----------------------------------------

                  The shares subject to this option shall be subject to equitable and proportionate adjustment by the Stock Option Committee in the manner set forth in Paragraph 9 of the Plan in the event of the occurrence of any of the events specified therein.

SECTION 12.       ENTIRE AGREEMENT.
                  ----------------

                    This Agreement represents the entire understanding between the parties with respect to the subject matter hereof, and supersedes any prior agreements, representations or understandings, including any prior agreements relating to the issuance of stock or stock options.

         IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement as of the date first above written.


                                          Prism Software Corporation


                                          By
                                             --------------------------------
                                             President/CEO


                                          By
                                             --------------------------------
                                             Secretary


                                          By
                                             --------------------------------
                                             Optionee


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